SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K /A
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 30, 2009

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	333-153699
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009 Board of Directors of the Registrant received notification that Moore & Associates Chartered, its independent registered public account firm has ceased its business operations as of August 7, 2009 and therefore,  effective August 7, 2009, Moore & Associates Chartered resigned as the Company’s independent registered public accounting firm.   On the same date, August 7, 2009 the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the disengagement of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years and any subsequent interim period   through August 7, 2009 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and any subsequent interim periods through the date of resignation on August 7, 2009 , there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K /A .

b) On August 7, 2009 the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 30, 2009 the Company’ s Chief Financial Officer Jim Crane, of J. Crane & Company, has resigned as the Company’s Chief Financial Officer due to the relocation of J. Crane & Company to China.  As of the data of disengagement there were no disagreements on any matter of accounting, principles or practices and all requirements of the engagement contract were satisfied in full by both parties. The change was necessary due to the fact that J. Crane & Company could no longer service the needs of the Company as a result of its relocation. Mr. Lee Miller, CEO, will resume the functions of interim CFO, effective July 30, 2009.

The Company  engaged J&J Consultants, LLC to perform various accounting and financial statement preparation functions effective July 30, 2009.

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

NO.	EXHIBITS

16.1	Letter from Moore and Associates, Chartered, dated August 18 , 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K /A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Feel Golf Co., Inc.
Date: August 18, 2009	/s/ Lee Miller
By: Lee Miller
Chief Executive Officer Interim Chief Financial Officer